UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 16, 2025
FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100		84107
Murray,	Utah
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:  (801) 501-7200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2025, the Board of Directors (the “Board”) of FinWise Bancorp (the “Company”) approved and adopted amended and restated versions of the Company’s 2016 Stock Plan (the “2016 Stock Plan”) and the FinWise Bancorp 2019 Stock Plan (the “2019 Stock Plan” and, together with the 2016 Stock Plan, the “Stock Plans”), which became effective upon their approval by the Board.
The Stock Plans were amended and restated to provide that, in modifying or amending awards under the Stock Plans, the Administrator (as such term is defined in the Stock Plans) may not, without stockholder approval, except as specifically permitted by the terms of the applicable Stock Plan, directly or indirectly reduce the exercise price of an outstanding option.
The 2016 Stock Plan and 2019 Stock Plan, as amended and restated, are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summary of the amendments is qualified in its entirety by reference to the full text of the Stock Plans, as amended and restated.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 16, 2025, the Board approved and adopted an amendment to the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) which became effective upon its approval and adoption by the Board.
The amendment eliminated the 66 ⅔% supermajority shareholder vote required for shareholders to amend the Company’s bylaws and replaced it with a majority vote standard.
The Amended and Restated Bylaws, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summary of the amendment is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of FinWise Bancorp (as amended as of April 16, 2025)
10.1	FinWise Bancorp 2019 Stock Plan (as amended and restated as of April 16, 2025)
10.2	2016 Stock Plan (as amended and restated as of April 16, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 21, 2025	FINWISE BANCORP

/s/ Robert Wahlman
Name: Robert Wahlman
Title: Chief Financial Officer and Executive Vice President